SECURITY AGREEMENT


     THIS SECURITY AGREEMENT dated as of August 9, 2001, is between BOOKTECH.COM, INC., a Nevada corporation ("Debtor"), and GENESIS ALTERNATIVE INVESTMENTS, LLC ("Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Secured Party has agreed to extend credit to Debtor under the terms of a Convertible Promissory Note dated as of even date herewith (the "Note").

     WHEREAS, to induce Secured Party to extend credit, Debtor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Liabilities (as hereinafter defined);

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used herein without definition and defined in the Offer Letter or Guaranty are used herein as defined therein. In addition, as used herein:

          "Accounts" means any "account," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, "health-care-insurance receivables," as such term is defined in Revised
     Article 9.

          "Chattel Paper" means any "chattel paper," as such term is defined in the Uniform Commercial Code, including but not limited to Electronic Chattel Paper.

          "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

          "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

          "Copyrights" means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing,



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     including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Deposit Accounts" means any "deposit accounts," as such term is defined in Revised Article 9.

          "Documents" means any "documents," as such term is defined in the Uniform Commercial Code.

          "Electronic Chattel Paper" means any "electronic chattel paper," as such term is defined in Revised Article 9.

          "Equipment" means any "equipment," as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

          "Event(s) of Default" means any "Default", as such term is defined in the Note.

          "Fixtures" means all of the following now owned or hereafter acquired by Debtor: plant fixtures; business fixtures; other fixtures and storage facilities, wherever located; and all additions and accessions thereto and replacements therefor.

          "General Intangibles" means any "general intangibles," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification, and shall also include Payment Intangibles.

          "Goods" means any "goods", as such term is defined in the Uniform Commercial Code.

          "Letter-of-credit Rights" means any "letter-of-credit rights, as such term is defined in Revised Article 9.

          "Instruments" means any "instrument," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, and Chattel Paper.

          "Inventory" means any "inventory," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all Inventory as defined in the Credit Agreement.

          "Investment Property" means any "investment property," as such term is defined in the Uniform Commercial Code.

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          "Liabilities" shall mean all obligations and liabilities of Debtor under or in respect of this Agreement and the Note, together with all other indebtedness, obligations and liabilities of the Debtor to the Secured Party from time to time.

          "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Patents" means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Payment Intangibles" means any "payment intangibles," as such term is defined in Revised Article 9.

          "Permitted Liens" means those liens and encumbrances described on
     Schedule VII attached hereto.

          "Person" means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Proceeds" means "proceeds," as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

          "Representative" means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

          "Supporting Obligations" means any "supporting obligations," as such term is defined in Revised Article 9.

          "Trademarks" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all


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     registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of California.

     Section 2. Representations, Warranties and Covenants of Debtor. Debtor represents and warrants to, and covenants with, the Secured Party as follows:

          (a) Debtor is the owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to Debtor acquiring the same) and no lien other than Permitted Liens exists or will exist upon such Collateral at any time;

          (b) this Agreement is effective to create in favor of Secured Party for the benefit of the Secured Party a valid security interest in and lien upon all of Debtor's right, title and interest in and to the Collateral, and, upon the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto, such security interest will be duly perfected in all the Collateral (other than Instruments not constituting Chattel Paper prior to July 1, 2001), and upon delivery of the Instruments to the Secured Party or its Representative, duly endorsed by Debtor or accompanied by appropriate instruments of transfer duly executed by Debtor, the security interest in the Instruments will be duly perfected;

          (c) all of the Equipment, Inventory and Goods owned by Debtor is located at the places as specified on Schedule I attached hereto. Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. The chief place of business, chief executive office and the office where Debtor keeps its books and records are located at the place as specified on Schedule I. Debtor (including any Person acquired by Debtor) does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto;

          (d) no Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or enforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks is valid and enforceable. Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, identified on Schedules III, IV and V, as applicable, as being owned by Debtor, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by Debtor not to sue third persons. Debtor has adopted, used and

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     is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it;

          (e) Debtor agrees to deliver to the Secured Party an updated Schedule I, II, III, IV, V and/or VII within five (5) days of any change thereto;

          (f) all Deposit Accounts maintained by Debtor are described on
     Schedule VI hereto, which description includes for each such account the name of the Debtor maintaining such account, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. No Debtor shall open any new Deposit Accounts unless Debtor shall have given Secured Party ten (10) Business Days' prior written notice of its intention to open any such new accounts. Debtor shall deliver to Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change. Debtor hereby authorizes the financial institutions at which Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and Debtor hereby consents to such information being provided to Secured Party;

          (g) Debtor's Federal Employer Identification Number is listed below its signature on the signature pages hereto.

     Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, Debtor hereby pledges and grants to the Secured Party, a lien on and security interest in and to all of Debtor's right, title and interest in the following property and interests in property, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

          (a) the Instruments of Debtor, together with all payments thereon or thereunder;

          (b) all Accounts;

          (c) all Inventory;

          (d) all General Intangibles;

          (e) all Equipment;

          (f) all Documents;

          (g) all Contracts;

          (h) all Goods;


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          (i) all Investment Property;

          (j) all Fixtures;

          (k) all Letter-of-credit rights;

          (l) Deposit Accounts, including without limitation the balance from time to time in all bank and depository accounts maintained by Debtor; and

          (m) all other tangible and intangible property of Debtor, including, without limitation, all Proceeds, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of Debtor described in the preceding clauses of this
     Section 3 (including, without limitation, any proceeds of insurance thereon and all rights, claims and benefits against any Person relating thereto) and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.

     Debtor and Secured Party acknowledge that revised Article 9 of the UCC, in the form or substantially in the form approved in 2001 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("Revised Article 9"), has been adopted in the State of New York. Grantor and Secured Party hereby agree that upon the effective date in New York of Revised
Article 9 to the transactions contemplated hereby, all references in this Agreement to sections of the UCC shall be deemed to refer to the equivalent corresponding sections of Revised Article 9.

     Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, Debtor hereby agrees with the Secured Party, for the benefit of Secured Party and the Lenders, as follows:

     4.1. Delivery and Other Perfection; Maintenance, etc.

          (a) Delivery of Instruments. Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, duly endorsed and/or accompanied by such instruments of assignment and transfer executed by Debtor in such form and substance as the Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, Debtor may retain for collection in the ordinary course of business any Instruments received by Debtor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments pledged by Debtor available to Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against trust receipt or like document).

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          (b) Other Documents and Actions. Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts, Payment Intangibles or Instruments shall be subject to the provisions of clause (e) below.

          (c) Books and Records. Debtor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representative at any time on demand. Debtor shall permit any representative of the Secured Party to inspect such books and records at any time during reasonable business hours and will provide photocopies thereof at Debtor's expense to the Secured Party upon request of the Secured Party.

          (d) Motor Vehicles. Debtor shall, promptly upon the request of the Secured Party or its Representative, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

          (e) Notice to Account Debtor; Verification. (i) Upon the occurrence and during the continuance of any Event of Default, upon request of the Secured Party or its Representative, Debtor shall promptly notify (and Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts, Payment Intangibles or Instruments that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors of any and all of the Accounts and Payment Intangibles.

          (f) Intellectual Property. Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively, constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by Debtor. If Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and Debtor shall give to Secured Party prompt written notice thereof. Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks. Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the


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     date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of Debtor and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of Debtor. Any expenses incurred in connection with Debtor's obligations under this Section 4.1(f) shall be borne by Debtor. Debtor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark without the written consent of Secured Party, which consent shall not be unreasonably withheld.

          (g) Further Identification of Collateral. Debtor will, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

          (h) Control of Certain Collateral. Debtor will take any and all actions required or requested by the Secured Party, from time to time, to
     (i) cause the Secured Party to obtain exclusive control of any Investment Property, Letter-of-credit Rights or Electronic Chattel Paper owned by Debtor in a manner acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property or any letter-of-credit and such other Persons, for the benefit of the Secured Party, written confirmation of and consent to the Secured Party's control over such Investment Property and Letter-of-credit Rights. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and a Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) a Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

          (i) Marking of Chattel Paper. Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper. Without limiting the foregoing, Debtor shall place such a legend on the first page of the Chattel Paper and on each page upon which a signature or initial appears. Debtor shall not create more than one original Chattel Paper for any underlying transaction.

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          (j) Compliance with Loan Documents. Debtor shall comply with the provisions of the Loan Documents applicable thereto, including, without limitation, maintenance of insurance, restrictions on dispositions, and providing Secured Party and its representatives the right to inspections with respect to the Collateral.

     4.2 Other Liens. Debtor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien or other encumbrance on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

     4.3 Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, take any steps the Secured Party or its Representative deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when Debtor has failed to do so, and Debtor shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

     4.4 Name Change; Location; Bailees.

          (a) Debtor will notify Secured Party promptly in writing prior to any change in Debtor's name, identity or corporate structure, or the proposed use by Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

          (b) Except for the sale of Inventory in the ordinary course of business and except as expressly permitted by the Credit Agreement, Debtor will keep the Collateral at the locations specified in Schedule I applicable to Debtor. Debtor will give Secured Party thirty (30) day's prior written notice of any change in Debtor's chief place of business, state of organization or of any new location for any of the Collateral.

          (c) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, Debtor shall, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions.

     4.5 Deposit Accounts.

          (a) At Secured Party's request, on or prior to the Closing Date, or at any time thereafter, the Secured Party and Debtor shall enter into a bank agency agreement ("Bank Agency Agreement"), in a form specified by the Secured Party, with each financial institution with which Debtor maintains from time to time any Deposit Accounts (general or special), which financial institutions are set forth on Schedule VI attached hereto. Pursuant to the Bank Agency Agreements and pursuant hereto, Debtor grants and shall grant to the Secured


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     Party a continuing lien upon, and security interest in, all such Deposit
     Accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Secured Party's agent in connection therewith. Following the Closing Date, no Debtor shall establish any Deposit Account with any financial institution unless prior thereto, at the request of Secured Party, the Secured Party and Debtor shall have entered into a Bank Agency Agreement with such financial institution.

          (b) Upon the Secured Party's request, Debtor shall establish lock-box or blocked accounts (collectively, "Blocked Accounts") in Debtor's name with such banks as are acceptable to the Secured Party ("Collecting Banks"), subject to irrevocable instructions in a form specified by the Secured Party, to which the obligors of all Accounts and payment intangibles shall directly remit all payments on Accounts and payment intangibles and in which Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, the Secured Party may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the "Depository Account"). From and after receipt by any Collecting Bank of written notice from the Secured Party to such Collecting Bank that an Event of Default has occurred and is continuing, all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account. Subject to the foregoing, Debtor hereby agrees that all payments received by the Secured Party whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Secured Party and whether in respect of the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Secured Party for the benefit of the Secured Party. Debtor, and any of its affiliates, employees, agents and other Persons acting for or in concert with Debtor shall, acting as trustee for the Secured Party, receive, as the sole and exclusive property of the Secured Party, any moneys, checks, notes, drafts or other payments relating to and/or proceeds of Accounts, Payment Intangibles or other Collateral which come into the possession or under the control of Debtor or any affiliates, employees, agent or other Persons acting for or in concert with Debtor, and immediately upon receipt thereof, Debtor or Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

     4.6 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

          (a) Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral at such place or places as may be reasonably designated by the Secured Party or its Representative;

          (b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;


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          (c) the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and Debtor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Secured Party or its Representative in their discretion may, in the name of the Secured Party or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (e) the Secured Party or its Representative may take immediate possession and occupancy of any premises owned, used or leased by Debtor and exercise all other rights and remedies of an assignee which may be available to the Secured Party; and

          (f) the Secured Party may, upon ten (10) Business Days' prior written notice to Debtor of the time and place (which notice Debtor hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
4.6 shall be applied in accordance with Section 4.9 hereof.

         4.7 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, Debtor shall remain liable for any deficiency.

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     4.8 Private Sale. Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtor would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

     Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense, provided that Debtor shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

     4.9 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied:

          first, to payment of all expenses payable or reimbursable under this Agreement or the Note;

          second, to payment of all accrued unpaid interest on the Liabilities;


          third, to payment of principal of the Liabilities;


          fourth, to payment of any other amounts owing constituting Liabilities; and
          last, any remainder shall be for the account of and paid to Debtor.

     4.10 Attorney-in-Fact. Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following upon the occurrence and during the continuation of any Event of Default:

          (a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (b) to pay or discharge charges or liens levied or placed on or threatened against the Collateral other than the Permitted Liens, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

          (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

          (d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

          (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (f) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

          (g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and

          (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes, and to do, at the Secured Party's option and at Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do.

     Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities are indefeasibly paid in full.

     Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, Debtor shall:

          (a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by
     Section 3 of this Agreement;

          (b) at Secured Party's request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

          (c) at Secured Party's request, deliver to the Secured Party or its Representative the originals of all Motor Vehicle titles, duly endorsed indicating the Secured Party's interest therein as lienholder.

     Debtor hereby authorizes Secured Party to file a financing statement describing the Collateral

     4.12 Termination. This Agreement and the liens and security interests granted hereunder shall not terminate until satisfaction of and the full and complete performance and indefeasible satisfaction of all the Liabilities (other than contingent indemnification obligations), whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtor. The Secured Party shall also execute and deliver to Debtor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by Debtor to effect the termination and release of the liens and security interests in favor of the Secured Party affecting the Collateral.

     4.13 Further Assurances.


          (a) At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of Debtor, Debtor will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtor's best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtor or in which Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees. Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law.

          (b) Upon the request of the Secured Party, Debtor shall procure insurers' acknowledgements of any assignments of key man life insurance policies which may be assigned to the Secured Party as additional security for the Liabilities (if any) and will take all such further action as required by any insurer or the Secured Party in connection with any such assignment.

     4.14 Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any person with respect to any Collateral.

     Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     Section 5. Miscellaneous. -

     5.1 No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of New York, without regard to conflict of law principles thereof.

     5.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and delivered by hand or by nationally recognized overnight courier, or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent:

     (a)  if to Debtor, to:             booktech.com, inc.
                                        42 Cummings Park
                                        Woburn, Massachusetts  01201
                                        Attn: CEO
                                        Facsimile: (781) 938-0352

     (b)  if to Secured Party, to:      Genesis Alternative Investments, LLC
                                        c/o Atlas Capital Services, LLC
                                        225 Broadway, Suite 910
                                        New York, New York 10007
                                        Attn: Marat Roisenberg
                                        Facsimile: 212-267-3501

or to such other address or addresses or telecopy number or numbers as any party hereto may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made (i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. New York time, otherwise on the next business day, (iii) if delivered by overnight courier, one (1) business day after delivery to the courier properly addressed and (iv) if mailed, three (3) business days after deposited in the United States mail, certified or registered.

     5.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Debtor sought to be charged or benefited thereby and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and Debtor sought to be charged or benefited thereby and their respective successors and assigns.

     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that Debtor shall not assign or transfer its rights hereunder without the prior written consent of the Secured Party.

     5.6 Counterparts; Headings. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     5.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                                          DEBTOR:
                                          BOOKTECH.COM, INC.


                                          By:    WILLIAM  G. CHRISTIE
                                             ----------------------------------
                                          Name:  William  G. Christie
                                          Title: President and CEO


                                          SECURED PARTY:
                                          GENESIS ALTERNATIVE INVESTMENTS, LLC


                                          By: /s/ JAMEE KALIMI
                                             ----------------------------------
                                          Name:   Jamee Kalimi
                                          Title:  Secretary

                                   SCHEDULE I
         (LOCATION OF ALL EQUIPMENT, INVENTORY AND GOODS OF THE DEBTOR)




                                PRINCIPLE OFFICE
                                ----------------


                                42 CUMMINGS PARK
                                WOBURN, MA 01801


                                   CO-LOCATION
                                   -----------


                              500 RUTHERFORD AVENUE
                                BOSTON, MA 02129


                                  SALES OFFICE
                                  ------------


                      101 NORTH COLUMBIA STREET, SUITE 200
                              CHAPEL HILL, NC 27516

                                   SCHEDULE II
                           (TRADE NAMES OF THE DEBTOR)




                                  BOOKTECH.COM

                                  SCHEDULE III
                              (LISTS OF COPYRIGHTS)




                                      NONE

                                   SCHEDULE IV
                               (LISTS OF PATENTS)




PATENT APPLICATION NO.              09/375,384

FILED                               8/17/99

FOR: METHOD AND SYSTEM FOR DISTRIBUTING OTHERWISE UNAVAILABLE WORKS OVER THE
     INTERNET

                                   SCHEDULE V
                              (LISTS OF TRADEMARKS)




SERIAL NUMBER     75/008579


MARK              BOOKTECH

                                   Schedule VI
                    (lists of Deposit Accounts of the Debtor)



FLEET BANK                                  002763-5834

FLEET BANK                                  002763-5850

FLEET BANK                                  941837-7121

WINCHESTER CO-OPERATIVE BANK                01-00-0008063448

WINCHESTER SAVINGS BANK                     01-00-799704093

                                  SCHEDULE VII
                                (PERMITTED LIENS)




SECURED PARTY            FILING TYPE      FILING NUMBER          FILING DATE
-------------            -----------      -------------          -----------

COPYTRON, INC               UCC-1           00736275                8/8/00

BOSTON FINANCIAL, CORP      UCC-1           200100682100            3/16/01

VERUS INVESTMENTS
HOLDINGS INC                UCC-1           200103447210            6/22/01

                           CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES THAT MAY BE ACQUIRED PURSUANT TO THE CONVERSION HEREOF HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION THEREOF AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.



                               BOOKTECH.COM, INC.

                           CONVERTIBLE PROMISSORY NOTE

                               DUE OCTOBER 8, 2001

                                                                  August 9, 2001

     FOR VALUE RECEIVED, the undersigned, booktech.com, inc., a Nevada corporation (the "Company"), promises to pay to the order of Genesis Alternative Investments, LLC, or its registered assigns (the "Holder"), the principal sum of ONE HUNDRED THOUSAND DOLLARS in the lawful currency of the United States of America (US$100,000) on October 8, 2001 (the "Maturity Date"), with interest thereon from time to time as provided herein.

     1. INTEREST. The Company promises to pay interest on the principal amount of this Note from the date hereof until maturity at the rate of ten percent (10%) per annum. Interest shall accrue daily and be paid, together with the principal amount hereof, on the Maturity Date. Interest on this Note shall be paid by wire transfer of immediately available funds to an account designated by the Holder. Interest on this Note shall accrue from the date of issuance until repayment of the principal and payment of all accrued interest in full. Interest shall be computed on the basis of a 365-day year. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, upon the occurrence and during the continuance of a Default (as defined below), principal of and unpaid interest on this Note shall bear interest, from the date of the occurrence of such Default until such Default is cured or waived, payable on demand in immediately available funds, at a rate equal to 12% per annum.

     2. PREPAYMENT.

        2.1 VOLUNTARY PREPAYMENT. The Company, at its option, may at any time, after 10 days notice, prepay all or any portion of this Note, by paying an amount equal to the outstanding principal amount of this Note, or the portion of this Note called for prepayment, together with interest accrued and unpaid thereon to the date fixed for prepayment and all other amounts due under this, without penalty or premium.

        2.2 MANDATORY PREPAYMENT If an Equity Financing (as hereinafter defined) shall have been consummated, the outstanding principal balance of this Note, together with accrued and unpaid interest thereon, shall, at the election of the Holder, be paid in full by wire transfer of immediately available funds to an account designated by the Holder, to the extent that the Holder shall not have elected to convert this Note pursuant to Section 5 hereof.

     3. COLLATERAL. This Note is secured by a Security Agreement dated as of even date herewith (the "Security Agreement") and is secured by the Collateral under and as defined in the Security Agreement, to which reference is hereby made for a fuller statement thereof. In addition to the foregoing, the Company, Holder, and Verus International, Inc. have executed an Inter-creditor Agreement, dated of even date herewith (the "Inter-creditor Agreement") which provides, amongst others, that payments received in respect of the Collateral will be distributed on a pari passu basis and shall contain a drag along provision upon two-thirds or greater participation.

     4. DEFAULTS AND REMEDIES.

        4.1    DEFAULT. A "Default" shall occur if:

               (i) the Company shall default in the payment of the principal or interest of this Note when and as the same shall become due and payable, whether at maturity, or a date fixed for prepayment, or by acceleration or otherwise or the Company shall fail, upon notification from the Holder of its election to exercise its conversion right pursuant to Section 5 hereof, to convert this
               Note into Conversion Stock (as hereinafter defined) pursuant to the terms of this Note; or

               (ii) the Company shall default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or pursuant to the Security Agreement, and such default is not remedied or waived within fifteen (15) days after receipt by the Company of written notice of such default; or

               (iii) any representation, warranty, certification or statement made by or on behalf of the Company in this Note or the Security Agreement, or in any certificate or other document delivered pursuant hereto or thereto shall have been incorrect in any material respect when made; or

               (iv) the Company or any of its subsidiaries shall default (as principal or guarantor) in the payment of principal of any indebtedness for borrowed money (other than this Note), when and as the same shall become due and payable whether at stated maturity, by acceleration or otherwise; or

               (v) any event or condition shall occur that may result in the acceleration of the maturity of any indebtedness of the Company or any of its subsidiaries (other than this Note); or

               (vi) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Company or any subsidiary of the Company, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary of the Company, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Company or any subsidiary of the Company; and such proceeding or petition shall continue undismissed for 30 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

               (vii) the Company or any subsidiary of the Company shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (vi) of this Section 5.1, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary of the Company, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, or (f) take any action for the purpose of effecting any of the foregoing; or

               (viii) one or more judgments for the payment of money in an aggregate amount in excess of $50,000 (to the extent not covered by insurance) shall be rendered against the Company or any subsidiary of the Company and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company or any subsidiary of the Company to enforce any such judgment; or

               (ix)The Company's Board of Directors resolves by proper corporate procedure to, or an order, judgment or decree is entered to, wind-up, dissolve or liquidate the Company; or

               (x) The Company ceases or takes material actions to cease operating and carrying on its business as it is now conducted.

        4.2 Acceleration. If a Default occurs under clauses 4.1(vi), (vii) or
(ix), then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Default occurs, the Holder, by written notice to the Company, may declare the principal of and accrued interest on this Note to be due and payable immediately. Upon such declaration, such principal and interest shall become immediately due and payable. The Holder may rescind an acceleration and its consequences if all existing Defaults shall have been cured or waived in writing, except nonpayment of principal or interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. Any notice or rescission shall be given in the manner specified in Section 12 hereof.

     5.  CONVERSION.

        5.1    CONVERSION PROCEDURE.

               (a) The Holder may elect at anytime by prior written notice to the Company (a "Conversion Notice") to have all or a portion of the unpaid principal amount of this Note, together with all accrued and unpaid interest thereon converted into a number of shares of the Conversion Stock (as hereinafter defined) determined by dividing the outstanding principal amount of this Note plus all accrued and unpaid interest, by the Conversion Price (as hereinafter defined) then in effect (the date of any such conversion, a "Conversion Date").

               (b) Except as otherwise expressly provided herein, the conversion of this Note shall be deemed to have been effected as of the close of business on the Conversion Date. At such time as such conversion has been effected, the rights of the Holder as a holder of this Note shall cease to the extent of the conversion hereof, and the "Person" or "Persons" (which shall include any natural person, firm, partnership, association, corporation, limited liability company or trust) in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

               (c) As soon as possible after a conversion has been effected (but in any event within five Business Days), the Company shall deliver to the converting Holder a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Holder has specified, and, if the Holder has elected to convert this Note in part, the payment due under Section 2.2 hereof; provided that this Note has been surrendered for conversion at the principal office of the Company; and provided further that if the Person in whose name such certificate is to be issued is a transferee of such Holder, the provisions of Section 9 shall apply to such transfer.

               (d) The issuance of certificates for shares of Conversion Stock upon conversion of this Note shall be made without charge to the Holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and non assessable.

               (e) The Company shall not close its books against the transfer of Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

               (f) Except as otherwise expressly agreed in writing between the Holder and the Company, upon a conversion of this Note, this Note shall be converted into Conversion Stock.

          5.2  CONVERSION PRICE. The Conversion Price shall be (a) the lower of
               (i) $ 0.25, or (ii) the average of the three (3) lowest AMEX reported closing prices during the sixty (60) Trading Days prior to the date of the Conversion Notice, or (iii) for the average closing price report by the AMEX for the five trading days prior to the date of the Conversion Notice, or (b) if Holder opts for the Conversion Stock issued in connection with an Equity Financing, the price paid by investors in such Equity Financing. The conversion price will be subject to the same customary adjustments for changes in the capital structure, e.g. stock splits, stock dividend, etc. "Trading Day" means a day upon which AMEX is trading securities.

          5.3 CONVERSION STOCK. For purposes hereof, "Conversion Stock" means the common stock of the Company or, at Holder's option, any equity securities of the type and series issued to the purchasers in an Equity Financing.

          5.4 EQUITY FINANCING. For purposes hereof, "Equity Financing" means the sale for cash to an entity unaffiliated with the Company of equity securities or other instruments convertible into or exchangeable or exercisable for equity securities of the Company, excluding the issuance of options to employees and issuances of securities upon exercise, conversion or exchange of currently outstanding securities. For the purposes of Section 5.4 hereof only, an Equity Financing must be for at least $250,000.

          5.5 REGISTRATION. The Company shall, within 120 days after the date of this Note and at all times thereafter, maintain not less than 3,000,000 shares of registered but unissued common stock for the purpose of satisfying the Holder's conversion rights under this
               Section 5. In addition, the Company shall, within 120 days after the Conversion Date, register any other Conversion Stock.

     6. SUITS FOR ENFORCEMENT.

          (a) The Holder may proceed to protect and enforce its rights by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the this Note or the Security Agreement or in aid of the exercise of any power granted in this Note or the Security Agreement, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Holder of this Note.

          (b) The Holder may direct the time, method and place of conducting any proceeding for any remedy available to it.

          (c) In case of any Default under this Note, the Company will pay to the Holder such amount as shall be sufficient to cover the reasonable costs and expenses of such Holder due to such Default, including, without limitation, the reasonable costs of its counsel, whether or not suit is brought.

     7. REMEDIES CUMULATIVE. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. To the extent permitted by applicable law, the Company and the Holder severally waive presentment for payment, demand, protest and notice of dishonor.

     8. Remedies Not Waived. No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any right including those rights under this Note or the Security Agreement.

     9. HOLDER; TRANSFER.

          (a) The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by the Company in the register referred to in Section 9 (b). Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act or any state securities laws, and may not be transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the requirements. of the Securities Act and applicable state securities laws.

          (b) The Company shall maintain a register in its office for the purpose of registering this Note and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in this Note. Upon the issuance of this Note, the Company shall record the name of the initial purchaser of this
               Note in such register as the first Holder. Thereafter, the Company shall duly record in such register the name of any Person to whom this Note has been transferred in accordance with Section 9 (a) above.

          (c) The Holder shall have the right to transfer part or all of its interest in this Note solely to "accredited investors" (within the meaning of Rule 501 of Regulation D under the Securities Act) so long as said transfer is accomplished in compliance with all applicable securities laws and provisions of the Intercreditor Agreement. Any such transfer shall be at the transferor's expense. Prior to any such transfer, the Holder shall notify the Company of its intention to effect such transfer and provide the Company, upon request, with documentation in form and substance satisfactory to the Company evidencing that such proposed transfer complies with this Section 9 (c). The Company will act in an expeditious manner to execute all transfer documents.

     10. REPLACEMENT OF NOTE. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Company, such Holder must provide indemnity sufficient in the reasonable judgment of the Company to protect the Company from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

     11. COVENANTS BIND SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     12. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery as follows: (a) if to the Holder, at 225 Broadway, Suite 910, New York, New York 10007, or at such other address or number as the Holder shall have furnished to the Company in writing, or (b) if to the Company, at 42 Cummings Park, Woburn, MA 01201, attention: Chief Executive Officer, or at such other address or number as the Company shall have furnished to the Holder in writing. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged. "Business Day" means a day on which banks open for business in New York, New York, other than a Saturday or Sunday.

     13. PAYMENTS. All payments of principal of and interest on this Note shall be paid in lawful money of the United States of America by wire transfer of immediately available funds to an account designated by the Holder.

     14. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

     15. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     16. HEADINGS. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has executed this Note as of the date first written above.

                                        BOOKTECH.COM, INC.


                                        By: /s/   WILLIAM G. CHRISTIE
                                           --------------------------------
                                           Name:  William G. Christie
                                           Title: President and CEO

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                               BOOKTECH.COM, INC.
                                42 CUMMINGS PARK
                               WOBURN, MASS. 01801

                          COMMON STOCK PURCHASE WARRANT

                        DATE OF ISSUANCE: AUGUST 9, 2001

    RIGHT TO PURCHASE 400,000 SHARES OF COMMON STOCK (SUBJECT TO ADJUSTMENT)



     For value received, BOOKTECH.COM, INC., a Nevada corporation (the "COMPANY"), hereby grants to GENESIS ALTERNATIVE INVESTMENTS, LLC or its registered assigns (the "REGISTERED HOLDER"), the right to purchase from the Company 400,000 shares (as adjusted pursuant to Section 3 hereof) of the Company's Common Stock, $.00042 par value per share, at a price of $0.31 per share (as adjusted pursuant to Section 3 hereof, the "EXERCISE PRICE"). The amount and kind of securities purchasable pursuant to the rights granted under this Warrant and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This Warrant is subject to the following provisions:

     1. Definitions. As used in this Warrant, the following terms have the meanings set forth below:

          "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          "COMMON STOCK" means the Company's Common Stock, $.00042 par value per share.

          "CURRENT MARKET PRICE" means as to any security the average of the daily closing prices for the 30 consecutive business days commencing 45 business days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc.'s Automated Quotation System, or the nearest comparable system, or, in the absence of either, as determined by the Board Directions in its good faith discretion.

          "DATE OF ISSUANCE" shall have the meaning specified in Section 8 of this Warrant.

          "PERSON" means an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.

          "SALE TRANSACTION" means

          (a) any of the following: (i) a merger or consolidation of the Company with or into another issuer; or (ii) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another issuer, or other consideration provided by such issuer or another party to such transaction; and in the case of either (i) or (ii), the Company's shareholders prior to the transaction, do not possess, immediately after such transaction, more than 50% of the voting power of any one or more of the following: (x) the Company; (y) such other issuer; or (z) such other constituent party to the transaction; or

          (b) a sale (other than in the ordinary course of business) of more than 90% of the Company's assets to a third party not an Affiliate of the Company immediately prior to such transaction.

          "WARRANTS" means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

          "WARRANT STOCK" means shares of the Company's authorized but unissued Common Stock issuable upon the exercise of the Warrants; provided that if there is a change in the class of securities issuable upon exercise of the Warrant, then the term "WARRANT STOCK" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     2. Exercise of Warrant.

          2.1. Exercise Period. The Registered Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time and from time to time after its Date of Issuance and prior to 5:00 p.m. (New York time) on the day preceding the Five Year Anniversary Date of the Date of Issuance (the "EXERCISE PERIOD").

          2.2. Exercise Procedure.

          (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

               (i) a completed Exercise Agreement, as described below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

               (ii) this Warrant;

               (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto, evidencing the assignment of this Warrant to the Purchaser; and

               (iv) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.

          (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such ten day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Warrant Stock on the Exercise Date.

          (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock; provided, however, that if the shares of Warrant Stock are to be issued in a name other than that of the Registered Holder, then such Warrant Stock shall be delivered only when the person requesting such delivery has paid to the Company the amount of transfer taxes or charges required in connection with such issuance, if any.

          (e) The Company will not close its books for the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          2.3. Exercise Agreement. The Exercise Agreement will be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Exercise Agreement will also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

          2.4. Fractional Shares. If a fractional share of Warrant Stock would be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Current Market Price of such fractional share as of the close of business on the Exercise Date.

     3. Exercise Price and Adjustment of Number of Shares.

          3.1. General.

               (a) The initial Exercise Price will be $.31 per share. The Exercise Price and the number of shares issuable upon exercise of this Warrant will be subject to adjustment from time to time pursuant to this Section 3.

               (b) Reorganization, Reclassification, Merger or Sale. In case the Company shall effect a reorganization, reclassification of the outstanding common stock, merger, exchange of shares, consolidation, sale, lease or other disposition of the Company's assets, including a Sale Transaction (collectively, a "Reorganization Transaction"), and, pursuant to the terms of such Reorganization Transaction, shares of stock or other securities, property or assets of the Company, successor or transferee or an affiliate thereof are to be received by or distributed to the holders of Common Stock, then each Registered Holder shall be provided with written notice from the Company informing each Registered Holder of the terms of such Reorganization Transaction, and of the record date thereof for any distribution pursuant thereto, at least 20 days in advance of such record date, and each Registered Holder shall have, in addition to the rights provided for herein (or in the event the Common Stock is changed into a different security or is extinguished, then in lieu of the right to receive Common Stock upon exercise hereof), the right to receive, at the holder's election, either (i) upon exercise of the Warrants held by such Holder, the number of shares of stock or other securities, property or assets of the Company, successor transferee or affiliate thereof or cash receivable upon or as a result of such Reorganization Transaction, by a holder of the number of shares of Common Stock for which such Registered Holder's Warrants are then exercisable immediately prior to such event or (ii) the securities into which the Warrants are converted into, upon, or as a result of, such Reorganization Transaction. In the event of a Sale Transaction, as specified in Section 4 hereof, the exercise of the Warrant must occur prior to the closing of the Sale Transaction, as the Warrant is canceled upon the closing of such Sale Transaction. The provisions of this paragraph (b) of this Subsection 3.1 shall similarly apply to successive Reorganization Transactions discussed herein, but not to successive Sale Transactions as the Warrant is cancelled upon the closing of the first such Sale Transaction pursuant to Section 4. Exercise of the Warrant, in the case of a Sale Transaction, may, at the option of the Registered Holder, be made contingent upon the closing thereof.

               (c) Subdivision or Combination of Common Stock. If the Company declares a dividend or other distribution payable to its holders of Common Stock in shares of Common Stock or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Exercise Price in effect immediately prior to such dividend, subdivision or combination, as the case may be, shall be proportionately and appropriately increased or decreased.

               (d) Notice of Adjustment. Whenever the Exercise Price shall be adjusted as provided in this Subsection 3.1, the Company shall forthwith file, at the office of the transfer agent for the Warrants, at the principal office of the Company or at such other place as may be designated by the Company, a statement, certified by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class mail, postage prepaid to each Registered Holder at such Holder's address as shown in the records of the Company.

          3.2. Adjustment to Number of Shares of Common Stock Issuable upon Exercise. Upon each adjustment of the Exercise Price pursuant to Section 3.1(c) hereof, the total number of shares of Common Stock issuable upon the exercise of this Warrant shall be such number of shares of Common Stock (calculated to the nearest 1/100th of a share) issuable at the Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

     4. Cancellation of Warrant. This Warrant shall be canceled upon the earlier of: (a) the expiration of the Exercise Period; or (b) the closing of a Sale Transaction.

     5. Registration Rights; Reservation of Common Stock. The Company will at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable. In addition to the foregoing, the Company shall, within 120 days after the Date of Issuance and at all times thereafter, maintain not less than 400,000 shares of registered but unissued common stock for the purpose of satisfying the Holder's rights under this Section 5. In addition, the Company shall, within 120 days after the Exercise Date, register any other Warrant Stock.

     6.

     7. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, will give rise to any liability of such Holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

     8. Warrant Transferable.

          8.1. Subject to the transfer conditions referred to in paragraph (b), below, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company, provided that any transfer tax relating to such transaction shall be paid by the holder requesting the same.

          8.2. Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act of 1933 (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Act (or any similar statute then in effect), or
(ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required. The certificate(s) representing the Warrant Stock issued upon exercise of this Warrant will bear a legend similar to the legend on the first page of this Warrant.

          9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender, provided that any transfer tax relating to such transaction shall be paid by the holder requesting the same. The date the Company initially issues this Warrant, as set forth on the face thereof, will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

          10. Notice of Certain Actions.

               In case at any time:

               (a) the Company shall declare any discretionary dividend or other distribution upon its common stock payable in securities;

               (b) there shall be any capital reorganization, or reclassification, of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all its assets or stock to, another corporation;

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (d) the Company shall enter into an agreement or adopt a plan for the purpose of effecting a consolidation, merger, or sale of all or substantially all of its assets or stock, other than a merger where the Company is the surviving corporation and the terms of the Company's capital stock remain unchanged; then, in any one or more of said cases, the Company shall give written notice that 20 days prior to such event, except in the case of an involuntary dissolution, by first class mail, postage prepaid, to the registered owner of this Warrant, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, registration statement filing, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the owners of any class of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be.


     11. Representations of Registered Holder. The Registered Holder acknowledges that the Company will rely on the information and on the representations set forth herein, and the undersigned hereby represents, warrants and agrees that:

          11.1. The Registered Holder has not received any general solicitation or general advertising regarding the exercise of the Warrant.

          11.2. The Registered Holder has sufficient knowledge and experience in financial and business matters so that he or it is able to evaluate the merits and risks of exercising the Warrant as well as substantial experience in previous private and public purchases of securities.

          11.3. The Registered Holder understands that an investment in the Company involves significant risk. The Registered Holder does not require the funds to be used to exercise this Warrant or the Warrant Stock for his liquidity or other needs, possesses the ability to bear the economic risk of holding the this Warrant or the Warrant Stock purchased hereunder indefinitely and can afford a complete loss of its investment in the this Warrant or the Warrant Stock.

          11.4. During the transaction and prior to exercise, the Registered Holder has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of the Warrant and the transactions contemplated hereby, as well as the affairs of the Company and related matters. The Registered Holder confirms that he does not desire to receive any further information.

          11.5. The Registered Holder understands that the exercise price of the Warrant being purchased hereby has been arbitrarily determined and does not necessarily bear any relationship to investment criteria such as projected earnings, discounted cash flow, book value or other measures of value.

          11.6. The Registered Holder understands that the Warrant has not been filed with or reviewed by the Commission nor the securities department of any state because of the private or limited nature of this offering as defined by applicable laws, and that the Warrant and the Warrant Stock have not been registered with the Commission under the Act nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

          11.7. The Registered Holder is a bona fide resident of the state set forth as his "address" below and further represents that (a) if a corporation, partnership, trust or other form of business organization, it has a principal office within such state; and (b) if an individual, he has his principal residence in such state.

          11.8. The Registered Holder represents and warrants that the Warrant and the Warrant Stock is or will be acquired for investment purposes and not with a view to or for sale or distribution. The Registered Holder represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Warrant and the Warrant Stock or any part thereof, and the Registered Holder has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same in any way inconsistent with the legend which is being placed on the Warrant.

     12. Miscellaneous.

          12.1. Amendment and Waiver. The provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the affirmative consent or approval of the Company and of the Registered Holder.

          12.2. Notices. Any notices required to be sent to the Registered Holder will be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

          12.3. Descriptive Headings: Governing Law. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof. Any dispute arising hereunder shall be adjudicated exclusively in the Federal and State courts located in New York County, New York, and the Company and the holder of this Warrant waives any claims of inconvenient forum in connection therewith.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal on this ___ day of _______, 2001.

                                             BOOKTECH.COM, INC.


                                             BY: /s/  WILLIAM CHRISTIE,
                                                -------------------------------
ATTEST:                                               WILLIAM CHRISTIE,
                                                      CHAIRMAN AND CEO


--------------------------
SECRETARY

                                             REGISTERED HOLDER
                                             GENESIS ALTERNATIVE
                                             INVESTMENTS, LLC


                                             BY: ______________________________
                                                  NAME:
                                                  ADDRESS:

                                    EXHIBIT I


                               EXERCISE AGREEMENT






                                                      Dated: ___________________




To:      GENESIS ENERGY GROUP, INC.
         225 BROADWAY, SUITE 910
         NEW YORK, NY 10007





         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase shares of the Warrant Stock covered by such Warrant and makes payment herewith in full for such Warrant Stock at the price per share provided by such Warrant.


                                        Signature    ___________________________

                                        Address      ___________________________

                                                     ___________________________

                                   EXHIBIT II


                                   ASSIGNMENT



     FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


     Name of Assignee              Address                       No of Shares
     ----------------              -------                       ------------